                                                                    Exhibit 10.5

                                 LOAN AGREEMENT

     LOAN AGREEMENT (this "Loan Agreement") dated June 4, 2003, is made and executed by TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Textron"), DORFINCO CORPORATION, a Delaware corporation ("Dorfinco") (collectively Textron and Dorfinco are referred to as Lender"), CLUBCORP, INC., a Delaware corporation ("ClubCorp"), and each of the undersigned affiliates of ClubCorp (referred to herein individually as a "Borrower" and collectively as the "Borrowers").

                                R E C I T A L S:

     A. Pursuant to the terms of a certain Loan Commitment dated April 7, 2003 (as subsequently amended in writing from time to time, the "Commitment"), Lender has agreed to extend loans to each of the Borrowers in the aggregate original principal amount of $56,645,000.00 (such loans are collectively called the "Loans").

     B. Lender, the Borrowers and ClubCorp now wish to enter into this Loan Agreement to describe certain terms and conditions of the Loans.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Lender, the Borrowers and ClubCorp each hereby agree as follows:

     1. Definitions. As used herein, the following terms have the following definitions:

          (a) Aggregate DSCR: The ratio determined by Lender from time to time by dividing the Net Income of all of the Borrowers by the Debt Service payable on all of the Loans.

          (b) Cap Agreement: That certain Interest Rate Protection Agreement issued by Bank of America, N.A. to ClubCorp and dated June 4, 2003.

          (c) ClubCorp Guaranty: The Guaranty Agreement executed and delivered by Club Corp to Lender concurrently herewith.

          (d) CPI: The Consumer Price Index - All Urban Consumers (Current Series), as published by the Bureau of Labor Statistics.

          (e) Debt Service: All principal, interest and other payments due by the Borrowers on the Loans, with interest on the Variable Rate Principal to be calculated based upon the greater of (i) the then-current Variable Interest Rate or (ii) eight percent (8%) per annum, and with interest on the Fixed Rate Principal to be calculated at the Fixed Interest Rate. Debt Service shall include, without limitation, any servicing fees paid on or with respect to the Loans as more particularly described in that certain Servicing and Arrangement Fee Letter dated April 7, 2003.

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          (f) DSCR: The ratio determined by Lender from time to time by dividing the Net Income of a Borrower by the Debt Service payable by such Borrower.

          (g) Event of Default: An Event of Default as defined in the Loan Documents.

          (h) Fiscal Month: A twenty-eight (28) day period, or a portion thereof, commencing on the first day following the termination of the prior Fiscal Month. The first Fiscal Month may be a short Fiscal Month commencing on the date hereof and ending on the date which would have been the last date for such Fiscal Month if the Fiscal Year in which this Loan Agreement is executed had begun on the Wednesday following the last Tuesday in the December immediately preceding the date hereof. Within ten (10) days after the date the Loans are funded, ClubCorp shall deliver a written notice to Lender stating the final day of the first Fiscal Month.

          (i) Fiscal Year: A period commencing on the Wednesday following the last Tuesday in December of each calendar year and ending on the last Tuesday of the next following December, provided, however, that the first Fiscal Year will be a short Fiscal Year commencing on the date hereof and ending on the last Tuesday of the following December.

          (j) Fixed Interest Rate: 5.9% per annum.

          (k) Fixed Rate Principal: The portion of the unpaid principal balance of each of the Notes which bears interest at the Fixed Interest Rate.

          (l) Guaranty Agreements: The Guaranty Agreements guaranteeing the payment of the Loans executed from time to time by each of the Borrowers.

          (m) IW Golf: IW Golf Club, Inc., a California corporation which is one of the Borrowers under this Loan Agreement.

          (n) License Agreements: (i) the license dated July 14, 1976, issued by Coachella Valley County Water District in favor of Indian Wells Country Club Estates and subsequently assigned to IW Golf, (ii) the license dated March 13, 1984, issued by Coachella Valley Water District in favor of Indian Wells Country Club Estates and subsequently assigned to IW Golf, and
     (iii) any replacements of either of the foregoing including, without limitation, any easement agreement executed and delivered in replacement of either of the foregoing.

          (o) Loan Documents: The Notes, the Mortgages, the ClubCorp Guaranty, the Guaranty Agreements and the other documents executed by the Borrowers and ClubCorp from time to time to evidence or secure the Loans, as restated, modified and amended from time to time.

          (p) Mortgages: The Mortgage, Deed of Trust, Deed to Secure Debt or other form of security instrument executed by each Borrower covering the Property owned or leased by each Borrower and securing the payment of the Loans and the performance of all of the obligations of the Borrowers under the Loan Documents.

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          (q) Net Income: Each Borrower's income from the operation and management of its Property, after deducting all operating expenses, but prior to the deduction of income taxes, depreciation and Debt Service. Net Income shall not include income from the sale of refundable memberships at any Property (unless such memberships are not refundable for a period of thirty (30) years or more from the date on which they are purchased, in which case the income from the sale of such memberships may be included in Net Income). For the purpose of calculating Net Income, operating expenses for each Property shall be deemed to include (i) consulting fees in an amount equal to the greater of (A) $200,000.00 for the first Fiscal Year, with such amount to be increased each Fiscal Year thereafter by the same percentage as any increase in the CPI applicable to such Fiscal Year (as determined by Lender), or (B) the consulting fees and compensation actually paid each Fiscal Year, and (ii) expenditures for capital improvements (or a reserve therefor) equal to two percent (2%) of the annual gross revenues of each Property.

          (r) Notes: The promissory notes being executed by the Borrowers concurrently herewith, made payable to Lender and evidencing the Loans made to each Borrower as the same may be amended, restated, renewed, modified or extended from time to time.

          (s) Prepayment Premium. The prepayment premium in connection with the Variable Principal Prepayment and Fixed Principal Prepayment as described in the Notes.

          (t) Property: The golf course and related real and personal property owned or leased by each Borrower.

          (u) Replacement Loan. A loan funded by Lender to an affiliate of ClubCorp and secured by a first lien and security interest covering a Replacement Property.

          (v) Replacement Property. A golf course and related personal property owned by an affiliate of ClubCorp.

          (w) Variable Interest Rate: The Variable Interest Rate as defined in the Notes.

          (x) Variable Rate Principal: The portion of the unpaid principal balance of each of the Notes which bears interest at the Variable Interest Rate as provided in the Notes.

     2. Financial Covenants: Each of the Borrowers covenant and agree as follows:

          (a) The Borrowers shall at all times maintain an Aggregate DSCR of 1.40:1 or greater. In addition, each Borrower shall at all times maintain a DSCR of 1.30:1 or greater. Aggregate DSCR and DSCR shall each be calculated by Lender from the monthly financial statements delivered to Lender by each of the Borrowers based on the immediately preceding thirteen (13) Fiscal Month period. Lender shall have the right to determine, in the exercise of Lender's reasonable business judgment, whether any Borrower has deferred any expenses or shifted the time of payment of any expenses solely for the purpose of complying with the provisions of this Loan Agreement

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     regarding Aggregate DSCR and/or DSCR and not in the exercise of prudent business judgment. If Lender makes any such determination, Lender shall have the right to make reasonable and appropriate adjustments to the calculation of Net Income for the purpose of determining Aggregate DSCR or DSCR.

          (b) Within one hundred twenty (120) days after the expiration of each Fiscal Year, each Borrower shall deliver to Lender (i) financial statements for such Borrower as of the final day of the immediately preceding Fiscal Year and for the thirteen (13) Fiscal Months then ended, certified by an officer of such Borrower as being true, correct and complete and as having been prepared in accordance with generally accepted accounting principles consistently applied with prior accounting periods, setting out in reasonable detail to the satisfaction of Lender all income and expenditures from the operation of its Property, and (ii) a current annual rent roll for its Property (if any leases exist), certified by an officer of such Borrower as being true, correct and complete. In addition, each Borrower shall deliver to Lender copies of its annual tax worksheets within sixty
     (60) days after the date such Borrower files its tax return each Fiscal
     Year.

          (c) Within thirty (30) days following the end of each Fiscal Month, each Borrower shall deliver to Lender copies of the monthly operating statements with respect to its Property for the immediately preceding Fiscal Month, certified by an authorized officer of such Borrower to be true, correct and complete. Each such monthly financial statement shall contain, at a minimum, information for each Fiscal Month as to the total number of rounds of golf played at such Property, the number of rounds played by members, the total number of rounds of public play, the number of rounds of public play with discounted cards, and the revenue and expense items for such Property, all of which must be in form and substance satisfactory to Lender.

          (d) ClubCorp hereby agrees to pay all amounts and to take all other actions necessary to maintain the Cap Agreement in full force and effect. At least thirty (30) days prior to the expiration of the term of the Cap Agreement, or any renewal thereof, ClubCorp shall deliver to Lender a renewal of the Cap Agreement for a period of at least one (1) year and in form and content acceptable to Lender. ClubCorp's failure to either maintain the Cap Agreement in full force and effect or to deliver any such renewal of the Cap Agreement to Lender in accordance with the requirements of this Section 2(d) shall constitute an Event of Default. ClubCorp hereby grants to Lender a security interest in and to the Cap Agreement.

     3. Limitation on Prepayment Rights.

          (a) Notwithstanding anything in the Notes to the contrary, but subject to Section 4 below, (i) not more than three (3) of the Loans may be prepaid in full, and (ii) in order to obtain a release of the Mortgage securing any Loan to be prepaid in full, the Borrower making such prepayment shall be required to pay to Lender one hundred ten percent (110%) of the outstanding principal balance of the Loan to be prepaid, all accrued but unpaid interest thereon and the applicable Prepayment Premium. Any excess principal payment received by Lender in connection with any such prepayment shall be

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

     applied by Lender equally to Variable Rate Principal and Fixed Rate Principal on one (1) or more of the Loans as determined by Lender in its sole discretion.

          (b) Notwithstanding anything contained in the Notes to the contrary, a Borrower shall have the right to prepay its Loan in order to comply with one (1) or both of the covenants set forth in Section 2(a) above, provided that each such prepayment must be accompanied by the Prepayment Premium.

          (c) Lender shall have the right to allocate any partial prepayment received on a Loan (but not funds paid by a Borrower which are intended to prepay one (1) or more of the Loans in full or which are paid in order to comply with Section 2(a) above) to one (1) or more of the other Loans in such order as Lender may elect in its sole discretion.

     4. Asset Replacement. In the event any Borrower desires to prepay its Loan and obtain a release of the Mortgage encumbering its Property, then provided that no Event of Default has occurred which is continuing, ClubCorp shall have the right, up to three (3) times during the term of the Loans, to cause an affiliate of ClubCorp to obtain a Replacement Loan from Lender secured by a first lien and security interest covering a Replacement Property, which Replacement Loan must provide a DSCR equal to or greater than the DSCR attributed to the Property which secures the Loan to be prepaid; provided, however, that if IW Golf desires to prepay its Loan pursuant to this Section 4, the DSCR for the Property owned by IW Golf shall be calculated for the purposes of this Section 4 as if the Loan to IW Golf was in the principal amount of $21,230,000.00. Any Replacement Loan funded by Lender shall be on the same terms and conditions as the Loans and shall be coterminous with the Loans. If Lender funds a Replacement Loan with a principal balance less than the unpaid principal balance of the Loan to be prepaid, the Borrower which is prepaying its Loan shall be obligated to pay the Prepayment Premium based on the difference between the two (2) amounts. In addition, ClubCorp or the owner of the Replacement Property shall pay an asset replacement fee to Lender upon the funding of any Replacement Loan in an amount equal to one-half of one percent (.50%) of the original principal amount of the Replacement Loan, as well as all costs, fees and expenses incurred by Lender in connection with the Replacement Loan. Nothing herein shall obligate Lender to fund a Replacement Loan, and ClubCorp and the Borrowers acknowledge that any Replacement Loan shall be subject to Lender's standard underwriting procedures and credit approval process.

     5. Cross Default and Cross Collateralization. Each of the Borrowers further covenant and agree as follows: Each Loan and all obligations of the Borrower thereunder shall be and are hereby expressly cross-defaulted and cross-collateralized with any and all Loans and with any and all other obligations of any other Borrower to Lender, whether now existing or arising in the future (collectively referred to herein as the "Borrower/Lender Obligations"), such that the occurrence of any Event of Default under any of the Borrower/Lender Obligations shall be a default under all of the Borrower/Lender Obligations and under all documents and instruments evidencing and/or securing the Borrower/Lender Obligations. If any such Event of Default occurs, Lender shall be entitled to exercise any and all rights and remedies including, without limitation, foreclosure against the collective collateral for the Borrower/Lender Obligations in any order and in any combination as Lender shall desire, it being expressly understood and agreed by each Borrower that the collateral securing any part of the

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Borrower/Lender Obligations is (and shall become to the extent of the
Borrower/Lender Obligations created in the future) collateral for all such ClubCorp/Lender Obligations. Nothing in this Loan Agreement shall limit the rights and remedies of Lender against a Borrower after the occurrence of an Event of Default under the Loan Documents applicable to such Borrower's Loan.

     6. Assignment. This Loan Agreement may be endorsed, assigned and transferred in whole or in part by Lender, and any such holder and assignee of this Loan Agreement shall succeed to and be possessed of the rights of Lender under this Loan Agreement to the extent transferred and assigned. Notwithstanding the foregoing, Lender agrees that it shall not assign more than fifty percent (50%) of its rights under this Loan Agreement to any third party without the prior written consent of ClubCorp, which consent shall not be unreasonably withheld or delayed. This Loan Agreement and the rights of ClubCorp and the Borrowers hereunder may not be assigned by either ClubCorp or the Borrowers.

     7. Entire Agreement. THIS LOAN AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS LOAN AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS LOAN AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS WITH THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THIS LOAN AGREEMENT SHALL SUPERSEDE AND CONTROL OVER THE SIMILAR PROVISIONS SET FORTH IN THE COMMITMENTS.

     8. Notices. Any and all notices, elections or demands permitted or required to be made under this Loan Agreement must be in writing, and shall be deemed to have been given, served and effective on the earlier of (a) the date of receipt by the addressee or (b) three (3) business days after deposit in the United States mail, registered or certified, return receipt requested, first-class postage prepaid, addressed to Lender, ClubCorp or the Borrowers as follows:

          The address of Textron is:

          Textron Financial Corporation
          11575 Great Oaks Way, Suite 210
          Alpharetta, Georgia 30022
          Attn: President, Golf Finance

          The address of Dorfinco is:

          Dorfinco Corporation
          71 Washington Street
          Reno, Nevada 89503

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          The address of the Borrowers and ClubCorp is:

          ClubCorp, Inc.
          3030 LBJ Freeway
          Suite 700
          Dallas, Texas 75243-7703
          Attn: John M. Massey, III

The address to which any notice or other writing must be sent to either Party hereto may be changed upon written notice given by such Party as provided above. Notices given by Lender to any Borrower may be given delivered by Lender to ClubCorp on behalf of such Borrower.

     9. Waiver of Conditions. Any condition imposed herein by Lender may, in Lender's sole discretion, be waived by Lender in a writing specifying the condition waived. No waiver of any condition shall, unless said waiver so states, constitute a waiver of the condition in question in the future.

     10. Headings. The headings of the Sections of this Loan Agreement are only for convenience of reference and in no way define, limit or describe the scope or intent of this Loan Agreement, or the proper construction hereof, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     11. Further Acts. The Borrowers agree to execute and deliver to Lender from time to time such certifications as Lender may reasonably request with respect to the performance by the Borrowers of their respective obligations under this Loan Agreement and the Loan Documents. In addition, the Borrowers agree to execute and deliver to Lender from time to time such other documents and instruments as may be reasonably requested in order to effectuate the terms of this Loan Agreement.

     12. Partial Invalidity. Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Loan Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Loan Agreement.

     13. Time of Essence. Time shall be of the essence with respect to any payment or performance due from the Borrowers hereunder.

     14. No Beneficiaries. This Loan Agreement is for the benefit of the parties hereto and, subject to Section 6 above, their respective successors and assigns, but is not intended to benefit any other person or entity.

     15. Gender. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein, it shall legally include the other.

     16. No Amendments. Neither this Loan Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing

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signed by the Party against whom enforcement of the change, waiver, discharge, modification or termination is sought.

     17. Governing Law. This Loan Agreement has been executed and delivered in, and shall be governed by and construed in accordance with the laws of, the State of Georgia. ClubCorp, the Borrowers and Lender acknowledge that they have all participated in the drafting of this Loan Agreement and that none of Lender, ClubCorp or the Borrowers shall be entitled to the benefit of the legal principle that a document is to be construed against its draftsman.

     18. Counterparts. This Loan Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     19. Miscellaneous. Nothing contained herein or in the Notes or any of the Loan Documents, nor the acts or omissions of the parties hereto, shall be construed to create a cotenancy, partnership, joint venture or similar relationship between the Borrowers and Lender. The relationship between the Borrowers and Lender is the relationship of "debtor" and "creditor." The Borrowers hereby indemnify and hold Lender harmless from and against any and all suits, actions, claims, proceedings (including third party proceedings), damages, losses, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by or asserted against Lender with respect to any claim or assertion which, if true, would be inconsistent with or contradict the statements made in the preceding two sentences. The provisions of this Section 19 shall survive the repayment of the Loans.

     20. Default. The occurrence of a default by ClubCorp or by any of the Borrowers in any of their respective obligations under this Loan Agreement shall constitute an Event of Default under the Loan Documents.

     21. WAIVER OF JURY TRIAL. FOR AND IN CONSIDERATION OF LENDER'S FUNDING OF THE LOANS, CLUBCORP AND EACH OF THE BORROWERS, BEING SOPHISTICATED GOLF COURSE OPERATORS AND PARTICIPANTS IN SOPHISTICATED REAL ESTATE VENTURES, AND HAVING CONSULTED WITH COUNSEL OF THEIR CHOOSING, HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (I) BROUGHT BY CLUBCORP OR ANY OF THE BORROWERS, LENDER OR ANY OTHER PERSON RELATING TO (A) THE LOANS OR (B) THE LOAN DOCUMENTS, OR (II) TO WHICH LENDER IS A PARTY. CLUBCORP AND EACH OF THE BORROWERS HEREBY AGREE THAT THIS LOAN AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND CLUBCORP AND EACH OF THE BORROWERS DO HEREBY CONSTITUTE AND APPOINT LENDER ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND CLUBCORP AND EACH OF THE BORROWERS DO HEREBY AUTHORIZE AND EMPOWER LENDER, IN THE NAME, PLACE AND STEAD OF CLUBCORP AND EACH OF THE BORROWERS, TO FILE THIS LOAN AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY. CLUBCORP AND EACH OF THE BORROWERS

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ACKNOWLEDGE THAT THEIR WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY,
INTENTIONALLY AND WILLINGLY BY CLUBCORP AND EACH OF THE BORROWERS AS PART OF A BARGAINED FOR LOAN TRANSACTION.

     22. License Agreements. In the event either or both of the License Agreements is revoked or terminated for any reason, such revocation or termination shall constitute an Event of Default and shall entitle Lender to exercise all of its rights and remedies under the Loan Documents including, without limitation, the rights and remedies described in Section 5 of this Loan Agreement.

     23. Indian Wells Indemnity. IW Golf hereby indemnifies Lender and agrees to hold and defend Lender harmless from and against any and all causes of action, claims, damages, demands, liabilities, losses, costs or expenses at any time suffered or incurred by Lender or asserted against Lender in connection with the pending lawsuit styled Stanley Young, et al. v. Asbestos Defendants (Case No. 300870) including, without limitation, any claims for indemnification by IWCC Acquisition Corporation, Inc.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       9

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     EXECUTED AND DELIVERED as of the date first above written.

                                       TEXTRON:

                                       TEXTRON FINANCIAL CORPORATION,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DORFINCO:

                                       DORFINCO CORPORATION,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       10

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                                       CLUBCORP:

                                       CLUBCORP, INC.,
                                       a Delaware corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Treasurer


                                       BORROWERS:

                                       CANYON GATE AT LAS VEGAS, INC.
                                       d/b/a Canyon Gate Country Club,
                                       a Nevada corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       CLUBCORP GOLF OF NORTH CAROLINA,
                                       L.L.C., a Delaware limited liability
                                       company


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       HEARTHSTONE COUNTRY CLUB, INC.
                                       a Texas corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       IW GOLF CLUB, INC.,
                                       d/b/a Indian Wells Golf Club,
                                       a California corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President

                                       11

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                                       INDIGO RUN ASSET CORP.,
                                       d/b/a Golden Bear Golf Club at Indigo Run and d/b/a The Golf Club at Indigo Run, a South Carolina corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       CLUBCORP GOLF OF CALIFORNIA,
                                       L.L.C., d/b/a Morgan Run Resort & Club,
                                       a Delaware limited liability company


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       CLUBCORP GOLF OF NORTH CAROLINA,
                                       L.L.C., d/b/a Nags Head Golf Links,
                                       a Delaware limited liability company


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President


                                       RIVER CREEK COUNTRY CLUB, INC.,
                                       a Virginia corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President

                                       KNOLLWOOD COUNTRY CLUB, INC.,
                                       an Indiana corporation


                                       By:
                                           -------------------------------------
                                           John M. Massey, III
                                           Vice President

                                       13